Exhibit 99.1

Press Release

11/11/2014

FOR IMMEDIATE RELEASE:

COMSTOCK HOLDING COMPANIES, INC. REPORTS THIRD QUARTER 2014 RESULTS

•	Total Revenues for the Third Quarter Jump to $18.4 Million, a 92% increase year over year

•	Total Revenues for Nine Months Ended September 30, 2014 Up Nearly 14% year over year to $38.1 Million

•	17 Communities Open or Under Control, up from 12 as of Year-End 2013 and 10 at Year-End 2012

•	Total Revenue Potential of Development Pipeline Increases 69% to approximately $333 Million from $197 Million as of Year-End 2013

Reston, Virginia (November 11, 2014) – Comstock Holding Companies, Inc. (NASDAQ: CHCI) (“Comstock” or the “Company”), a leading homebuilding and multi-faceted real estate development and services company focused on the Washington, D.C. metropolitan area, today announced results for the third quarter ended September 30, 2014.

Performance highlights for the quarter include:

•	Total third quarter revenue increased to $18.4 million from $9.6 million in the third quarter 2013

•	Homebuilding revenue nearly doubled to $18.2 million from $9.2 million in the third quarter 2013

•	Quarter-end backlog of 31 units, valued at $15.9 million

•	Average backlog price increased to $513,000 from $449,000 or approximately 14% from the prior year

•	Community count increased to 17 communities open, or controlled under land purchase option contract at quarter-end 2014

•	Pipeline of controlled land inventory expanded to 831 lots at quarter-end compared to 505 lots at year-end 2013

Christopher Clemente, Chairman and Chief Executive Officer commented; “Our increased revenues, deliveries, and community count as compared to the same periods in 2013 are the result of numerous strategic initiatives implemented over the past year, including geographic expansion within the Washington DC area, the updating and expansion of our product offerings, changes to our management team, and realignment of certain key operational responsibilities. Coupled with our recently announced cheaper capital source, I believe Comstock is better positioned now for growth and profitability than at any time in recent years.”

“Our focus continues to be on achieving and maintaining the scale needed to generate positive results while achieving operational excellence. To that end we have taken many strategic steps to improve the Company’s operating performance and enhance operating margins going forward. Among the key changes implemented and in process are the following:

•	Formed Comstock Growth Fund, LC, which has enabled us to recapitalize numerous projects with more flexible, lower cost 10% mezzanine debt,

•	Implemented key management and operational changes in homebuilding division, ensuring experienced managers are focused on managing critical elements of homebuilding operations,

•	Established a dedicated and experienced purchasing team focused solely on reducing production and other costs,

•	Expanded our land acquisitions and development department with experienced management talent focused on increasing our pipeline of development opportunities and reducing time-to-market associated with entitlements and costs of land development,

•	Expanded our product line to include active adult villas, which will be introduced at the recently announced Two Rivers community in Anne Arundel County, Maryland,

•	Updated all existing products to enhance competitiveness and marketability,

•	Invested in new CRM/business management software to better manage supply chain and enhance our ability to monitor project performance.”

“I am committed to restoring Comstock’s ability to consistently deliver positive results,” Clemente continued. “I am confident that the management and operational changes implemented during the past year have resulted in the right managers being in the right seats and that our increasing community count enhances our ability to deliver significantly better results in future periods. Whereas our projected revenue from projects active or under control was $197 million at year-end 2013, total projected revenue has increased to $333 million at September 30, 2014, and we expect to add additional projects to our pipeline as we capitalize on a number of attractive opportunities.”

Exhibits 1 and 2 provide summary information on revenue and backlog by community for the third quarter of 2014 and the year to date. Exhibit 3 provides detailed information on the Company’s pipeline as of September 30, 2014 as compared to year-end 2013 and year-end 2012.

Third Quarter and Nine Month 2014 Financial Results

Revenue for the third quarter of 2014 totaled $18.4 million ($18.2 million from 35 home settlements) compared to $9.6 million for the 2013 third quarter ($9.2 million from 20 home settlements). The Company reported a consolidated net income before non-controlling interest of $1.0 million for the third quarter of 2014 compared to consolidated net income before controlling interest of $0.25 million for the 2013 period. In the third quarter of 2014, net loss attributable to Comstock Holding Companies, Inc. totaled $0.2 million, or $0.01 per diluted share, compared to a net loss of $0.7 million, or $0.03 per diluted share, in the prior-year period.

Revenue for the nine months ended September 30, 2014 totaled $38.1 million ($37.7 million from 82 settlements) compared to $33.3 million ($32.6 million from 63 settlements) for the nine months ended September 30, 2013. The Company reported a consolidated net loss before non-controlling interest of $0.5 million for the nine months ended September 30, 2014 after accounting for a severance and restructuring charge of $0.5 million related to the departure of the former Chief Operating Officer. This compared to net income before non-controlling interest of $1.4 million for the 2013 period. For the nine months ended September 30, 2014, net loss attributable to Comstock Holding Companies, Inc. totaled $3.4 million, or $0.16 per diluted share, after accounting for a severance and restructuring charge of $0.5 million related to the departure of the former Chief Operating Officer. This compared to a net loss of $0.9 million, or $0.04 per diluted share in the prior-year period.

About Comstock Holding Companies, Inc.

Comstock is a homebuilding and multi-faceted real estate development and services company that builds a wide range of housing products under its Comstock Homes brand through its wholly owned subsidiary, Comstock Homes of Washington, LC. Our track record of developing numerous successful new home communities and more than 5,500 homes, together with our substantial experience in building a diverse range of products including apartments, single-family homes, townhomes, mid-rise condominiums, high-rise condominiums and mixed-use (residential and commercial) developments has positioned Comstock as a leading residential developer and homebuilder in the Washington, D.C. metropolitan area. Comstock is a publicly traded company, trading on NASDAQ under the symbol CHCI. For more information about Comstock or its new home communities, please visit www.comstockhomes.com.

Cautionary Statement Regarding Forward-Looking Statements

This release includes “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “may,” “intend,” “expect,” “will,” “should,” “potential,” “seeks” or other similar expressions. Forward-looking statements are based largely on our expectations and involve inherent risks and uncertainties, many of which are beyond our control. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. Some factors which may affect the accuracy of the forward-looking statements apply generally to the real estate industry, while other factors apply directly to us. Any number of important factors which could cause actual results to differ materially from those in the forward-looking statements include, without limitation: general economic and market conditions, including interest rate levels; our ability to service our debt; inherent risks in investment in real estate; our ability to compete in the markets in which we operate; economic risks in the markets in which we operate, including actions related to government spending; delays in governmental approvals and/or land development activity at our projects; regulatory actions; fluctuations in operating results; our anticipated growth strategies; shortages and increased costs of labor or building materials; the availability and cost of land in desirable areas; adverse weather conditions or natural disasters; our ability to raise debt and equity capital and grow our operations on a profitable basis; and our continuing relationships with affiliates. Additional information concerning these and other important risk and uncertainties can be found under the heading “Risk Factors” in our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, for the fiscal year ended December 31, 2013. Our actual results could differ materially from these projected or suggested by the forward-looking statements. Comstock claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements contained herein. Comstock specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Company Contact:

Joe Squeri

Chief Financial Officer

703.230.1229

Investor Relations Contact:

Jody Burfening / Harriet Fried

LHA

212.838.3777

hfried@lhai.com

SOURCE: Comstock Holding Companies, Inc.

Exhibit 1

Settled Revenue by Community

Three Months Ended September 30, 2014 (000’s)

Community	Settled	Settled Revenue
The Hampshires—Singles	5	$3,782
The Hampshires—Towns	9	4,992
Falls Grove—Towns	10	3,053
Maxwell Square	2	857
Shady Grove—TH	9	5,541

Total	35	$18,225

Nine Months Ended September 30, 2014 (000’s)

Community	Settled	Settled Revenue
Eastgate Villas	13	$5,158
The Hampshires—Singles	8	5,988
The Hampshires—Towns	21	11,412
Falls Grove—Towns	29	8,757
Maxwell Square	2	857
Shady Grove—TH	9	5,541

Total	82	$37,713

Exhibit 2

Backlog by Community

Three and Nine Months Ended September 30, 2014 (000’s)

Community	Backlog Units	Backlog Revenue
The Hampshires—Singles	5	$3,909
The Hampshires—Towns	3	1,643
Falls Grove—Singles	3	1,584
Falls Grove—Towns	7	2,160
Maxwell Square	7	2,938
Shady Grove—TH	5	3,178
Hallcrest—TH	1	484

Total	31	$15,896

Exhibit 3

CHCI Homebuilding Pipeline

	Pipeline Report as of September 30, 2014
Project	State	Product Type (1)	Estimated Units at Completion	Units Settled	Units Owned Unsettled	Units Under Control (2)	Total Units Owned and Under Control	Projected Revenue Per Unit (000’s)	Total Projected Revenue (000’s)	Project Life (3)
City Homes at the Hampshires	DC	SF	38	28	10	—	10	725	$7,250	2012-2015
Townes at the Hampshires (4)	DC	TH	73	34	39	—	39	525	20,475	2012-2015
Estates at Falls Grove	VA	SF	19	—	19	—	19	480	9,120	2013-2015
Townes at Falls Grove	VA	TH	110	29	81	—	81	300	24,300	2013-2016
Townes at Shady Grove Metro	MD	TH	36	9	27	—	27	625	16,875	2013-2015
Townes at Shady Grove Metro (5)	MD	SF	3	—	3	—	3	350	1,050	2015
Momentum | Shady Grove Metro (6)	MD	Condo	117	—	117	—	117	340	39,780	2015-2017
Estates at Emerald Farms	MD	SF	84	78	6	—	6	452	2,712	2015-2016
Townes at Maxwell Square	MD	TH	45	2	43	—	43	390	16,770	2014-2016
Townes at Hallcrest	VA	TH	42	—	42	—	42	455	19,110	2014-2015
Estates at Leeland	VA	SF	24	—	24	—	24	400	9,600	2014-2016
Villas | Preserve at Two Rivers 28’	MD	TH	66	—	—	66	66	425	28,050	2014-2018
Villas | Preserve at Two Rivers 32’	MD	TH	54	—	—	54	54	460	24,840	2014-2017
Villas at New Design Road	MD	TH	78	—	—	78	78	375	29,250	2016-2018
Estates at Popkins Lane	VA	SF	12	—	—	12	12	750	9,000	2015-2016
Townes at Richmond Station	VA	TH	70	—	—	70	70	365	25,550	2015-2018
Richmond Station Multi-family	VA	MF	103	—	—	103	103	320	32,960	2016-2019
Townes at Somerville	VA	TH	37	—	—	37	37	450	16,650	2016-2017

Total			1,011	180	411	420	831		$333,342

(1)	“SF” means single family home, “TH” means townhome, “Condo” means condominium, “MF” means multi-family.
(2)	Under land option purchase contract, not owned.
(3)	Project life reflects the projected timeline from commencement of development activity through settling the final units.
(4)	3 of these units are subject to statuatory affordable dwelling unit program.
(5)	Units are subject to statuatory moderately priced dwelling unit program.
(6)	16 of these units are subject to statuatory moderately priced dwelling unit program.

	Pipeline Report as of December 31, 2013
Project	State	Product Type (1)	Estimated Units at Completion	Units Settled	Units Owned Unsettled	Units Under Control (2)	Total Units Owned and Under Control	Projected Revenue Per Unit (000’s)	Total Projected Revenue (000’s)
City Homes at the Hampshires	DC	SF	38	20	18	—	18	710	$12,780
Townes at the Hampshires (3)	DC	TH	73	13	60	—	60	516	30,960
Villas at Eastgate	VA	Condo	66	53	13		13	392	5,096
Estates at Falls Grove	VA	SF	19	—	19	—	19	452	8,588
Townes at Falls Grove	VA	TH	110	—	110	—	110	277	30,470
Townes at Shady Grove Metro	MD	TH	36	—	36	—	36	600	21,600
Townes at Shady Grove Metro (4)	MD	SF	3	—	3	—	3	350	1,050
Momentum | Shady Grove Metro (5)	MD	Condo	117	—	117	—	117	300	35,100
Estates at Emerald Farms	MD	SF	84	78	6	—	6	445	2,670
Townes at Maxwell Square	MD	TH	45	—	45	—	45	390	17,550
Townes at Hallcrest	VA	TH	42	—	42	—	42	425	17,850
Estates at Leeland	VA	SF	24	—	24	—	24	225	5,400
Estates at Popkins Lane	VA	SF	12	—	—	12	12	675	8,100

Total			669	164	493	12	505		$197,214

(1)	“SF” means single family home, “TH” means townhome, “Condo” means condominium, “MF” means multi-family.
(2)	Under land option purchase contract, not owned.
(3)	3 of these units are subject to statuatory affordable dwelling unit program.
(4)	Units are subject to statuatory moderately priced dwelling unit program.
(5)	16 of these units are subject to statuatory moderately priced dwelling unit program.

	Pipeline Report as of December 31, 2012
Project	State	Product Type (1)	Estimated Units at Completion	Units Settled	Units Owned Unsettled	Units Under Control (2)	Total Units Owned and Under Control	Projected Revenue Per Unit (000’s)	Total Projected Revenue (000’s)
Eclipse on Center Park	VA	Condo	465	446	19	—	19	570	$10,830
Penderbrook Square	VA	Condo	424	422	2	—	2	180	360
City Homes at the Hampshires	DC	SF	38	—	38	—	38	688	26,144
Townes at the Hampshires (3)	DC	TH	73	—	73	—	73	514	37,522
Villas at Eastgate	VA	Condo	66	—	66		66	353	23,298
Estates at Falls Grove	VA	SF	19	—	—	19	19	445	8,455
Townes at Falls Grove	VA	TH	110	—	—	110	110	270	29,700
Townes at Shady Grove Metro	MD	TH	36	—	36	—	36	580	20,880
Townes at Shady Grove Metro (4)	MD	SF	3	—	3	—	3	350	1,050
Momentum | Shady Grove Metro (5)	MD	Condo	117	—	117	—	117	300	35,100
Estates at Emerald Farms	MD	SF	84	78	6	—	6	740	4,440

Total			1,435	946	360	129	489		197,779

(1)	“SF” means single family home, “TH” means townhome, “Condo” means condominium, “MF” means multi-family.
(2)	Under land option purchase contract, not owned.
(3)	3 of these units are subject to statuatory affordable dwelling unit program.
(4)	Units are subject to statuatory moderately priced dwelling unit program.
(5)	16 of these units are subject to statuatory moderately priced dwelling unit program.

COMSTOCK HOLDING COMPANIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except per share data)

	September 30, 2014	December 31, 2013
	(unaudited)
ASSETS
Cash and cash equivalents	$4,927	$11,895
Restricted cash	2,828	2,458
Trade receivables	335	346
Real estate inventories	41,573	39,843
Property, plant and equipment, net	260	243
Other assets	4,495	2,094

TOTAL ASSETS	$54,418	$56,879

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities	$11,723	$7,506
Notes payable—secured by real estate inventories	25,459	22,701
Notes payable—due to affiliates, unsecured	4,350	4,687
Notes payable—unsecured	2,193	2,580
Income taxes payable	73	346

TOTAL LIABILITIES	43,798	37,820

Commitments and contingencies (Note 8)	—	—
STOCKHOLDERS’ EQUITY
Class A common stock, $0.01 par value, 77,266,500 shares authorized, 18,872,104 and 18,629,638 issued and outstanding, respectively	189	186
Class B common stock, $0.01 par value, 2,733,500 shares authorized, issued and outstanding	27	27
Additional paid-in capital	171,180	170,811
Treasury stock, at cost (426,633 shares Class A common stock)	(2,480)	(2,480)
Accumulated deficit	(167,781)	(164,379)

TOTAL COMSTOCK HOLDING COMPANIES, INC. EQUITY	1,135	4,165
Non-controlling interest	9,485	14,894

TOTAL EQUITY	10,620	19,059

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$54,418	$56,879

COMSTOCK HOLDING COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenues
Revenue—homebuilding	$18,225	$9,211	$37,713	$32,594
Revenue—other	142	361	408	748

Total revenue	18,367	9,572	38,121	33,342
Expenses
Cost of sales—homebuilding	15,021	6,850	30,736	25,267
Cost of sales—other	80	59	258	556
Impairment reversal	—	—	—	(722)
Sales and marketing	600	477	1,697	1,434
General and administrative	1,626	1,719	5,833	4,978
Interest, real estate taxes and indirect costs related to inactive projects	18	61	23	405

Operating income (loss)	1,022	406	(426)	1,424
Other income, net	106	41	173	199

Income (loss) before income tax expense	1,128	447	(253)	1,623
Income tax expense	(137)	(197)	(268)	(197)

Net income (loss)	991	250	(521)	1,426
Net income attributable to non-controlling interests	1,150	989	2,881	2,280

Net income (loss) attributable to Comstock Holding Companies, Inc.	$(159)	$(739)	$(3,402)	$(854)

Basic net loss per share	$(0.01)	$(0.03)	$(0.16)	$(0.04)
Diluted net loss per share	$(0.01)	$(0.03)	$(0.16)	$(0.04)
Basic weighted average shares outstanding	21,147	20,739	21,058	20,646
Diluted weighted average shares outstanding	21,147	20,739	21,058	20,646

COMSTOCK HOLDING COMPANIES, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands, except per share data)

	Nine Months Ended September 30,
	2014	2013
Cash flows from operating activities:
Net (loss) income	$(521)	$1,426
Adjustment to reconcile net (loss) income to net cash (used in) provided by operating activities
Amortization of loan discount and deferred financing fees	234	359
Depreciation expense	73	47
Provision for bad debt	20	(22)
Gain from extinguishment of notes payable	—	(27)
Earnings from unconsolidated joint venture, net of distributions	(34)	(16)
Impairment reversal	—	(722)
Amortization of stock compensation	195	392
Changes in operating assets and liabilities:
Restricted cash—purchaser deposits	(39)	(504)
Trade receivables	(9)	(248)
Real estate inventories	(1,711)	(10,825)
Other assets	(2,254)	(36)
Accrued interest	660	(13)
Accounts payable and accrued liabilities	4,411	4,006
Income taxes payable	(273)	197

Net cash provided by (used in) operating activities	752	(5,986)

Cash flows from investing activities:
Investment in unconsolidated joint venture	—	(7)
Purchase of property, plant and equipment	(90)	(75)
Notes receivable	(181)	—
Restricted cash	(331)	—
Proceeds from sale of Cascades multi-family—operating real estate, net	—	279

Net cash (used in) provided by investing activities	(602)	197

Cash flows from financing activities:
Proceeds from notes payable	23,528	22,984
Payments on notes payable	(22,154)	(23,893)
Loan financing costs	(166)	(188)
Distributions to non-controlling interests	(8,290)	(367)
Contributions from non-controlling interests	—	7,909
Proceeds from exercise of stock options	26	1
Taxes paid related to net share settlement of equity awards	(62)	(8)

Net cash (used in) provided by financing activities	(7,118)	6,438

Net (decrease) increase in cash and cash equivalents	(6,968)	649
Cash and cash equivalents, beginning of period	11,895	3,539

Cash and cash equivalents, end of period	$4,927	$4,188

Supplemental disclosure for non-cash activity:
Interest paid, net of interest capitalized	$(660)	$184
Increase in class A common stock par value in connection with vesting and issuance of stock compensation	$2	$8
Accrued liability settled through issuance of stock	$194	$—